UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                     ----------------------------------


       Date of Report (Date of earliest event reported): July 2, 2001


                              USX CORPORATION
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           (Exact name of Registrant as Specified in Its Charter)


        Delaware                           1-5153             25-0996816
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 (State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation or Organization)       File Number)     Identification Number)


       600 Grant Street Pittsburgh, PA                    15219-4776
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   (Address of Principal Executive Offices)               (Zip Code)


     Registrant's telephone number, including area code (412) 433-1121
                                                        --------------


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  Other Events

         On July 2, 2001, USX Corporation, a Delaware corporation (the "Company"), completed a corporate reorganization to implement a new holding company structure. The reorganization was effected by a merger of the then existing USX Corporation ("Old USX") with and into United States Steel LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company ("SteelCo"), with SteelCo continuing as the surviving entity (the "HoldCo Merger"), pursuant to the Holding Company Reorganization Agreement, dated as of July 1, 2001, by and among Old USX, the Company and SteelCo ("Reorganization Agreement").

         As a result of the HoldCo Merger, the Company became a holding company that owns all of the outstanding equity of Marathon Oil Company, an Ohio corporation which owns and operates the business of the Company's Marathon Group, and of United States Steel LLC, a Delaware limited liability company which owns and operates the business of the Company's U.S. Steel Group. The new holding company has taken the name "USX Corporation." Old USX effected this reorganization to better structurally align its assets and liabilities with the attribution of these assets and liabilities to the Marathon Group and the U. S. Steel Group. Under Delaware law, no action is or was required to be taken by any stockholder in connection with the HoldCo Merger. No changes were made to the rights of any stockholder, and it is expected that stock holders will not recognize any gain or loss for federal income tax purposes in connection with the HoldCo Merger.

         In the HoldCo Merger, (i) each share of USX-Marathon Group Common Stock, par value $1.00 per share, of Old USX was converted into one share of USX-Marathon Group Common Stock, par value $1.00 per share, of the new holding company, which will continue to trade on the NYSE, PSE and CSE under the symbol "MRO", (ii) each share of USX-U. S. Steel Group Common Stock, par value $1.00 per share, of Old USX was converted into one share of USX-U. S. Steel Group Common Stock, par value $1.00 per share, of the new holding company, which will continue to trade on the NYSE, PSE and CSE under the symbol "X", and (iii) each share of USX 6.50% Cumulative Convertible Preferred Stock, no par value, of Old USX was converted into one share of 6.50% Cumulative Convertible Preferred Stock, no par value, of the new holding company, which will continue to trade on the NYSE under the symbol "X pa". No exchange or surrender of stock certificates is required in connection with the HoldCo Merger. Stock certificates continue to represent shares of USX-Marathon Group Common Stock, USX-U. S. Steel Group Common Stock or USX 6.50% Cumulative Convertible Preferred Stock, as applicable.

         The above description of the HoldCo Merger is qualified in its entirety by the Reorganization Agreement which is attached hereto as an exhibit and is incorporated by reference herein.

         Also in connection with the HoldCo Merger, the Rights Agreement (the "Rights Agreement"), dated September 28, 1999, between Old USX and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent"), was amended to provide that Old USX assigned to the Company all of Old USX's rights under, and the Company assumed and agreed to perform and discharge when due, all of Old USX's obligations under, the Rights Agreement (the "Rights Amendment"). A copy of the Rights Amendment is filed herewith as an exhibit and incorporated herein by reference.

         A copy of the press release issued by the Company announcing completion of the holding company reorganization is attached hereto as an exhibit and is incorporated by reference herein.

ITEM 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit No.                Description

         2.1 Holding Company Reorganization Agreement, dated as of July 1, 2001, by and among USX Corporation, USX HoldCo, Inc. and United States Steel LLC

         3.1 Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on July 2, 2001

         3.2                        By-laws of the Company

         4.1 Amendment to Rights Agreement, dated July 2, 2001, among USX Corporation, USX HoldCo, Inc. and ChaseMellon Shareholder Services, L.L.C.

         99.1                       Press Release of USX Corporation dated
                                    July 2, 2001


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    USX CORPORATION


                                    By: /s/ L.G. Schultz
                                        ----------------------------------
                                        Name:  L.G. Schultz
                                        Title: Vice President - Accounting


Dated:  July 2, 2001


                               EXHIBIT INDEX

         Exhibit No.                Description

         2.1 Holding Company Reorganization Agreement, dated as of July 1, 2001, by and among USX Corporation, USX HoldCo, Inc. and United States Steel LLC

         3.1 Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on July 2, 2001

         3.2                        By-laws of the Company

         4.1 Amendment to Rights Agreement, dated July 2, 2001, among USX Corporation, USX HoldCo, Inc. and ChaseMellon Shareholder Services, L.L.C.

         99.1                       Press Release of USX Corporation dated
                                    July 2, 2001